Strictly private and confidential

PROJECT SPRING

PRESENTATION TO THE
BOARD OF DIRECTORS OF FLOWER


OCTOBER 15, 1999


DEUTSCHE BANC ALEX. BROWN

                          DEUTSCHE BANK  /

PROJECT SPRING

               THE INFORMATION CONTAINED IN THIS DOCUMENT WAS OBTAINED FROM THE MANAGEMENT OF FLOWER AND OTHER SOURCES.

               THIS PRESENTATION HAS BEEN PREPARED FOR THE USE OF THE BOARD OF DIRECTORS OF FLOWER ONLY. IT IS CONFIDENTIAL AND MAY NOT BE DISCLOSED OR PROVIDED TO ANY THIRD PARTIES WITHOUT THE WRITTEN PERMISSION OF DEUTSCHE BANK SECURITIES, INC. ("DEUTSCHE BANC ALEX. BROWN").

               UNLESS OTHERWISE NOTED, THIS DOCUMENT IS PREPARED AS OF OCTOBER 15, 1999, AND REFLECTS INFORMATION MADE AVAILABLE TO US PRIOR TO SUCH DATE. IT DOES NOT INCLUDE INFORMATION REGARDING ALL OF THE ASSESSMENTS MADE BY DEUTSCHE BANC ALEX. BROWN IN ARRIVING AT ITS CONCLUSIONS.

               TABLE OF CONTENTS

               1. Overview of the proposed transaction

                  A. Financial overview of proposed transaction

                  B. Overview of acquiror

                  C. Overview of FLOWER

               2. Valuation analysis

                  A. FLOWER valuation based on selected public companies

                  B. FLOWER valuation based on selected M&A transactions

                  C. FLOWER valuation based on discounted cash flow analysis

                  D. FLOWER valuation based on premiums paid analysis

               3. Appendix

                  A. FLOWER leveraged recapitalization analysis

                  B. FLOWER projected financial statements

                  C. Selected public company statistics

                  D. Selected M&A transactions

                  E. FLOWER ownership profile

                  F. FLOWER summary valuation

               SECTION 1
               OVERVIEW OF THE PROPOSED TRANSACTION

               Sub-section A
               Financial overview of proposed transaction

               SUMMARY OF PROPOSED TRANSACTION TERMS

               Transaction:                   Cash merger for all outstanding shares of common stock of FLOWER.
                                              Prior to merger, certain members of management and certain investors will exchange a portion of their shares for shares of Newco

               Price per share:               $9.50

               Accounting treatment:          Recapitalization

               Key conditions to close:       Stockholder and convertible note holder approvals
                                              No material adverse changes
                                              No "push-down" accounting
                                              Note more than 15% dissenting shares
                                              Execution of management services agreement
                                              Execution of employment agreements
                                              Due diligence with dentist and dentist professionals
                                              Execution of agreements with earn-out recipients
                                              Other customary conditions

               No-shop:                       30 day period following announcement of execution of merger agreement, may engage in discussions concerning unsolicited third party acquisition proposal
                                              After 30 day period, may not solicit or engage in discussions or negotiations concerning third party acquisition proposal, subject to fiduciary out to accept superior proposal

               Termination fee:               $7.5 million, plus $1.5 million for non-financing expenses and all financing related expenses

               FINANCIAL OVERVIEW OF PROPOSED TRANSACTION


               dollars in millions, except per share amounts
               --------------------------------------------------------------------------------------------------------
               PURCHASE PRICE PER SHARE                                      $9.50

                  Shares outstanding:
                    Shares outstanding                                        21.1
                    In-the money options outstanding(a)                        2.4
                    In-the-money warrants outstanding(b)                       0.8
                    Convertible preferred stock                                1.6
                    Convertible notes                                          3.3
                    Less: performance shares                                  (0.6)
                                                                            ------
                          Total shares outstanding                            28.5

               TOTAL IMPLIED EQUITY PURCHASE PRICE                          $270.9

                    Less: exercise of in the money options proceeds(a)      ($15.6)
                    Less: exercise of in the money warrants proceeds(b)      ($5.5)
                                                                            ------

               NET EQUITY PURCHASE PRICE                                    $249.8

                    Plus: total debt (as of 6/30/99)                         $59.5
                    Less: total cash (as of 6/30/99)                         ($2.5)
                                                                            ------
               ENTERPRISE PURCHASE PRICE                                    $306.8

               -----------------------------------------------------
               SOURCE: FLOWER MANAGEMENT AND COMPANY DOCUMENTS.
               (A) BASED ON A PURCHASE PRICE PER SHARE OF $9.50 AND IN-THE-
                   MONEY OPTIONS WITH A WEIGHTED AVERAGE EXERCISE PRICE OF
                   $6.65.
               (B) BASED ON A PURCHASE PRICE PER SHARE OF $9.50 AND IN-THE-
                   MONEY WARRANTS WITH A WEIGHTED AVERAGE EXERCISE PRICE OF
                   $7.02.

               FINANCIAL OVERVIEW OF PROPOSED TRANSACTION
               (continued)



               dollars in millions, except per share amounts
               ----------------------------------------------------------------------------------------------

                                             FLOWER          Transaction          FLOWER          Transaction
                                            Run rate           multiples            LTM            multiples
                                            ----------------------------          ---------------------------
               ENTERPRISE VALUE MULTIPLES:

               Revenues                         $220.3             1.4x               $189.6            1.6x

               EBITDA                            $30.8            10.0x                $24.7           12.4x

               EBIT                              $21.9            14.0x                $16.9           18.1x

               EQUITY VALUE MULTIPLES:

               Net income                         $9.7            25.8x                 $7.5           33.3x

               CY 1999 earnings per share(a)      $0.45           21.1x                 $0.45          21.1x

               CY 2000 earnings per share(b)      $0.57           16.7x                 $0.57          16.7x

               PREMIUM TO MARKET:

               One day prior (10/13/99)           $7.38           28.8%                 $7.38          28.8%

               One month prior (9/13/99)          $7.56           25.6%                 $7.56          25.6%

               ---------------------------------------
               NOTE: LTM AND RUN RATE AS OF QUARTER ENDING 6/30/99.
               (A) SOURCE: I/B/E/S ESTIMATES.

               SECTION 1
               OVERVIEW OF THE PROPOSED TRANSACTION

               Sub-section B
               Overview of acquiror

               OVERVIEW OF ACQUIROR

               - FIELD is a leading source of private equity for management buyouts.

               - FIELD focuses on friendly buyouts of retail chains and consumer products companies.

               - Holdings include Communications & Power Industries, a communications components maker and Leslie's Poolmart, a leading swimming pool accessory retailer.

               - FIELD's sponsorship has created public companies such as vitamin and supplement maker Twinlab and Gart Sports, a leading sporting goods chain in the US.

               - FIELD closed on their third fund in the second half of last year, raising $1.2 billion.

               SECTION 1
               OVERVIEW OF THE PROPOSED TRANSACTION

               Sub-section C
               Overview of FLOWER

               OVERVIEW OF FLOWER


               - FLOWER is the largest consolidator of dental practice
                 management companies in the US.

               - The Company provides management services to approximately
                 570 dentists at 205 dental offices in select markets throughout the US. FLOWER currently has affiliated dental practices in California, Florida, Georgia, Hawaii, Idaho, Indiana, Michigan, Nevada, Oregon, Pennsylvania and Washington.

               - Formed by the merger of GRASS and GREEN on November 4, 1997 and by the subsequent merger of FLOWER and DAISY on March 12, 1999.

               - The merger that created FLOWER brought together two
                 complimentary sets of skills- from the GRASS side, a competency in automated information management systems and a track record of successfully integrating acquisitions, and from the DAISY side, superior capabilities in clinical level productivity enhancement programs.

               GEOGRAPHIC CLUSTERS SERVICED BY FLOWER


                         [MAP]

               GRASS/FLOWER HISTORICAL STOCK PRICE HISTORY


               FEBRUARY 13, 1997 TO OCTOBER 13, 1999


                              [GRAPH]

                2/13/97 - GRASS sells 1.5 million shares in its IPO

                9/23/97 - GRASS and GREEN announce their intention to merge in a pooling of interests transaction

                5/13/98 - GRASS announces the completion of a private placement of $15 million in preferred stock and $30 million in convertible subordinated debt

                10/16/98 - GRASS announces plans to merge with DAISY in a pooling of interests transaction

                1/26/99 - GRASS announces the acquisitions of eleven dental offices in four separate transactions

                3/12/99 - GRASS and DAISY merger becomes effective, forming
                FLOWER

                5/19/99 - FLOWER announces Q1 results of an increase in net revenue of 121% and net income of 272%

                8/10/99 - FLOWER announces Q2 results of an increase in net revenue of 90% and net income of 162%. FLOWER also announces acquisition of interest in Dental X Change


                                                             Volume ---- Close

               FLOWER RELATIVE STOCK PRICE PERFORMANCE


               FEBRUARY 13, 1997 TO OCTOBER 13, 1999

FLOWER:          47.5%
DPM/OPM INDEX:  -28.4%
PPM INDEX:      -51.2%
S&P 500:         58.4%



                            [GRAPH]


               PHYSICIAN PRACTICE MANAGEMENT COMPANIES INCLUDE: AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), PEDIATRIX MEDICAL GROUP, PHYCOR, PROMEDCO MANAGEMENT, AND US ONCOLOGY.

               DENTAL/ORTHODONTIC MANAGEMENT COMPANIES INCLUDE: AMERICAN DENTAL PARTNERS, APPLE ORTHODONTIX, CASTLE DENTAL CENTERS, COAST DENTAL SERVICES, MONARCH DENTAL, AND ORTHODONTIC CENTERS OF AMERICA.

               FLOWER VOLUME AT PRICES


               JANUARY 1, 1998 TO OCTOBER 13, 1999

Total volume: 13.9 million

Turnover (% of float (a)) 156.0%



                              [CHART]





               (A) SOURCE: BLOOMBERG AS OF 10/13/99.

               FLOWER SUMMARY OF ANALYSTS' ESTIMATES AND COMMENTS

               -------------------------------------------------------------------------------------------------------------------
                                                       REPORT                        PRICE       PRICE        GY1999       GY2000
               FINANCIAL INSTITUTION (ANALYST)          DATE    RECOMMENDATION     AT REPORT    TARGET       ESTIMATE     ESTIMATE
               -------------------------------------------------------------------------------------------------------------------
               Tucker Cleary Capital Markets (Holmes)  8/30/99    Strong buy         $7.50       $12-$14       $0.45       $0.58
               William Blair (Simpson)                 8/25/99   Long term buy       $7.06            -        $0.44       $0.57
               Deutsche Banc Alex Brown (Frazier)      8/11/99       Buy             $7.75       $10.00        $0.45       $0.58
               Raymond James (Baker)                   8/11/99       Buy             $7.75       $ 9.25        $0.45       $0.57
               Red Chip Review (Shah)                  7/7/99          -             $7.88       $ 9.75        $0.44       $0.57
               Wedbush Morgan Securities (Cheng)       5/14/99       Buy             $6.88       $10.00        $0.44       $0.57

               I/B/E/S Inc.                           10/13/99         -             $7.38            -        $0.45       $0.57
               -------------------------------------------------------------------------------------------------------------------

               "WE BELIEVE THAT, AS THE COMPANY ESTABLISHES A TRACK RECORD OF PREDICTABLE, ON-CONSENSUS PERFORMANCE, THE P/E RATIO SHOULD EXPAND FROM ITS CURRENT LEVEL. AS A RESULT OF OUR INCREASING CONFIDENCE IN FLOWER'S ABILITY TO ACHIEVE OUR 1999 AND 2000 EPS PROJECTIONS (ALONG WITH INCREASING EARNINGS VISIBILITY), WE ARE RAISING OUR 12-MONTH PRICE TARGET TO $10."

                       -DEUTSCHE BANC ALEX. BROWN - 8/11/99

               "WE BELIEVE THAT FLOWER SHOULD TRADE AT A PREMIUM VALUATION RELATIVE TO THE PEER GROUP GIVEN ITS SEASONED MANAGEMENT TEAM, PROSPECTS FOR GROWTH, DEMONSTRATED ABILITY TO DELIVER RELATIVE TO EXPECTATIONS AND STRONG FINANCIAL BACKING."

                       -RAYMOND JAMES - 5/12/99

               "AS THE LEADING DENTAL PRACTICE MANAGEMENT COMPANY IN THE US, WE BELIEVE FLOWER CAN DELIVER CONSISTENT LONG-TERM CAPITAL APPRECIATION TO INVESTORS. WE MAINTAIN OUR BUY RECOMMENDATION ON FLOWER AND 12-MONTH PRICE TARGET OF $10."

                       -WEDBUSH MORGAN - 3/1/99

               FLOWER HISTORICAL AND PROJECTED QUARTERLY EBITDA AND EPS




                                    [GRAPH]


               -----------------------------------
               SOURCE: COMPANY DOCUMENTS AND DBAB RESEARCH ANALYST ESTIMATES.

               SELECTED PUBLIC COMPANIES FORWARD P/E ANALYSIS

               COMPANY                                            3/31/97   6/30/97   9/30/97    12/31/97   3/31/98    6/30/98
               ---------------------------------------------------------------------------------------------------------------
               DENTAL/ORTHODONTIC PRACTICE MANAGEMENT COMPANIES
               American Dental Partners, Inc. (a)                      -         -          -          -          -      19.9x
               Apple Orthodontix, Inc. (b)                             -    20.7x      28.3x      18.5x     18.0x         9.9x
               Castle Dental Centers, Inc. (c)                         -        -          -      13.8x     19.3x        14.8x
               Coast Dental Services, Inc.                         21.5x    23.4x      39.3x      29.1x     30.8x        14.8x
               Monarch Dental Corporation (d)                          -        -      40.3x      21.6x     26.0x        21.8x
               Orthodontic Centers of America, Inc.                23.8x    29.5x      30.0x      23.1x     27.9x        24.9x

               PHYSICIAN PRACTICE MANAGEMENT COMPANIES
               American Physician Partners, Inc. (Radiologix)(e)       -        -          -      12.5x     12.3x         8.5x
               Pediatrix Medical Group, Inc.                       24.2x    31.0x      27.4x      24.8x     25.3x        19.1x
               PhyCor, Inc.                                        29.3x    34.1x      26.8x      22.4x     18.3x        14.5x
               ProMedCo Management Company (f)                        NA    15.5x      17.3x      15.0x     20.2x        13.8x
               US Oncology, Inc.                                   16.5x    29.8x      26.1x      24.4x     21.6x        16.3x

               MEAN                                                23.1x    26.3x      29.4x      20.5x     22.0x        16.2x

               DAISY (g)                                               -        -          -      22.0x     24.7x        18.6x
               GRASS                                               30.7x    27.1x      31.5x      16.6x     24.2x        20.3x
               FLOWER                                                  -        -          -          -         -            -



               COMPANY                                            9/30/98     12/31/98   3/31/99    6/30/99   9/30/99
               ------------------------------------------------------------------------------------------------------
               DENTAL/ORTHODONTIC PRACTICE MANAGEMENT COMPANIES
               American Dental Partners, Inc. (a)                  11.2x       13.8x      9.2x      12.4x      12.9x
               Apple Orthodontix, Inc. (b)                          7.8x        8.5x      8.7x      10.5x         NM
               Castle Dental Centers, Inc. (c)                      7.3x        8.1x      9.3x       8.9x       4.5x
               Coast Dental Services, Inc.                         12.2x       10.2x      8.2x       8.7x       6.2x
               Monarch Dental Corporation (d)                      16.6x        8.4x      7.4x       6.6x       4.0x
               Orthodontic Centers of America, Inc.                18.5x       20.1x     15.0x      12.6x      14.5x

               PHYSICIAN PRACTICE MANAGEMENT COMPANIES
               American Physician Partners, Inc. (Radiologix)(e)    8.2x        6.9x      6.1x       7.3x       8.0x
               Pediatrix Medical Group, Inc.                       20.5x       25.8x     11.8x       9.0x       5.9x
               PhyCor, Inc.                                         6.3x        9.9x      7.2x      12.3x       9.6x
               ProMedCo Management Company (f)                      8.4x        8.4x      6.3x       5.0x       4.1x
               US Oncology, Inc.                                   13.8x       19.0x     10.9x      13.6x       9.7x

               MEAN                                                11.9x       12.7x      9.1x       9.7x       7.9x

               DAISY (g)                                           15.1x       16.5x         -          -          -
               GRASS                                               15.4x       15.1x         -          -          -
               FLOWER                                                  -           -     11.6x      14.2x      15.2x

---------------------------
Source: Wall Street Estimates:

(a) AMERICAN DENTAL PARTNERS' IPO WAS ON 4/16/98.
(b) APPLE ORTHODONTIX'S IPO WAS ON 5/23/97.
(c) CASTLE DENTAL CENTERS' IPO WAS ON 9/12/97.
(d) MONARCH DENTAL SERVICES' IPO WAS ON 7/18/97.
(e) AMERICAN PHYSICIAN PARTNERS' (RADIOLOGIX) IPO WAS ON 11/21/97.
(f) PROMEDCO MANAGEMENT COMPANY'S IPO WAS ON 3/12/97.
(g) DAISY'S IPO WAS ON 11/4/97.

                 FLOWER/GRASS/DAISY EARNINGS PERFORMANCE
                 VERSUS WALL STREET ESTIMATES

                 -----------------------------------------------------------------------------------------------
                                          FLOWER                                      GRASS

                            WALL STREET            % ABOVE/(BELOW)     WALL STREET                %ABOVE/(BELOW)
                             ESTIMATES    ACTUAL       ESTIMATE         ESTIMATES     ACTUAL        ESTIMATE
                 -----------------------------------------------------------------------------------------------
                       Q2      $0.10       $0.11         10.0%               -            -                -
                 1999  Q1      $0.08       $0.09         12.5%               -            -                -

                       Q4          -           -            -            $0.08        $0.09           12.5%
                       Q3          -           -            -            $0.07        $0.07            7.7%
                 1998  Q2          -           -            -           ($0.01)       $0.01             NM
                       Q1          -           -            -            $0.05       ($0.02)            NM

                       Q4          -           -            -               NM       ($0.14)(a)         NA
                       Q3          -           -            -            $0.00        $0.03             NM
                 1997  Q2          -           -            -            $0.01        $0.02          100.0%
                       Q1          -           -            -            $0.00        $0.01             NM


                 --------------------------------------------------
                                         DAISY

                            WALL STREET            % ABOVE/(BELOW)
                             ESTIMATES    ACTUAL       ESTIMATE
                 --------------------------------------------------
                       Q2          -           -
                 1999  Q1          -           -

                       Q4      $0.16       $0.17           4.6%
                       Q3      $0.12       $0.14          20.0%
                 1998  Q2      $0.10       $0.12          20.0%
                       Q1      $0.08       $0.10          33.3%

                       Q4      $0.03       $0.05          66.7%
                       Q3      $0.02       $0.01         (50.0%)
                 1997  Q2          -           -             -
                       Q1          -           -             -

                 ----------------------------
                 SOURCE: INVESTEXT

                 (a) GRASS AND GREEN MERGER

                 SECTION 2
                 VALUATION ANALYSIS

                 Sub-Section A
                 FLOWER valuation based on selected public companies

               FLOWER VALUATION BASED ON SELECTED PUBLIC
               COMPANIES - LTM

                           IMPLIED PRICE PER SHARE


                                    [GRAPH]


----------------------
(a) LTM AS OF 06/30/99



SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

OVERALL MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS, APPLE ORTHODONTIX, CASTLE DENTAL CENTERS, COAST DENTAL SERVICES, MONARCH DENTAL, ORTHODONTIC CENTERS OF AMERICA, PEDIATRIX MEDICAL GROUP, PHYCOR, PROMEDCO MANAGEMENT, AND US ONCOLOGY.

               FLOWER VALUATION BASED ON SELECTED PUBLIC
               COMPANIES - LTM (continued)

-------------------------------------------------------------------------------------------------------------------------
                                                            FLOWER              SELECTED DENTAL/ORTHODONTIC/PPM MULTIPLES
                                                   --------------------------   -----------------------------------------
                                                               TRANSACTION       SELECTED     OVERALL
                                                   STATISTICS    MULTIPLES         MEAN        MEAN            RANGE
                                                   --------------------------   -----------------------------------------
VALUATION BASED ON LTM STATISTICS AS OF 6/30/99

Revenues                                            $189.6           1.6 x          1.8 x     1.3 x       0.5 x  -  4.4 x

EBITDA                                               $24.7          12.4 x          6.9 x     6.0 x       2.9 x  - 11.4 x

EBIT                                                 $16.9          18.1 x          9.7 x     8.8 x       3.5 x  - 13.3 x

Net Income                                            $7.5          33.3 x         12.7 x    10.9 x       4.1 x  - 20.6 x


VALUATION BASED ON PROJECTED STATISTICS


Cal. 1999 earnings per share (I/B/E/S)                $0.45         21.4 x         11.3 x     9.8 x       5.2 x  - 17.3 x

Cal. 2000 earnings per share (I/B/E/S)                $0.57         16.7 x          9.1 x     8.0 x       4.6 x  - 13.3 x


SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

OVERALL MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS, APPLE ORTHODONTIX, CASTLE DENTAL CENTERS, COAST DENTAL SERVICES, MONARCH DENTAL, ORTHODONTIC CENTERS OF AMERICA, PEDIATRIX MEDICAL GROUP, PHYCOR, PROMEDCO MANAGEMENT, AND US ONCOLOGY.

               FLOWER VALUATION BASED ON SELECTED PUBLIC
               COMPANIES - LTM (continued)

------------------------------------------------------------------------------------------------------------------------
                                                                        IMPLIED PRICE PER SHARE BASED ON MULTIPLES OF
                                                                        SELECTED DENTAL/ORTHODONTIC/PPM COMPANIES
                                                                    ----------------------------------------------------
                                                        FLOWER        SELECTED       OVERALL
                                                      STATISTICS        MEAN          MEAN                RANGE
                                                      ----------    ----------------------------------------------------
VALUATION BASED ON LTM STATISTICS AS OF 6/30/99 (a)

Revenues                                                $189.6          $10.53         $6.87       ($0.05)  -   $27.74

EBITDA                                                   $24.7           $3.73         $2.76       ($0.65)  -    $8.52

EBIT                                                     $16.9           $3.47         $2.81       ($1.24)  -    $6.21

Net Income                                                $7.5           $4.33         $3.70        $1.40   -    $6.97

VALUATION BASED ON PROJECTED STATISTICS

Cal. 1999 earnings per share (I/B/E/S)                   $0.45           $5.15         $4.38        $2.39   -    $7.75

Cal. 2000 earnings per share (I/B/E/S)                   $0.57           $5.23         $4.61        $2.68   -    $7.56

---------------------------
(a) PER SHARE EQUITY VALUES BASED ON IMPLIED ENTERPRISE VALUES ADJUSTED BY ADDING CASH OF $2.5M AND SUBTRACTING DEBT ($89.5M PRE-CONVERSION OF CONVERTIBLE SUBORDINATED DEBENTURES OR $59.5M POST-CONVERSION).



SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

OVERALL MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS, APPLE ORTHODONTIX, CASTLE DENTAL CENTERS, COAST DENTAL SERVICES, MONARCH DENTAL, ORTHODONTIC CENTERS OF AMERICA, PEDIATRIX MEDICAL GROUP, PHYCOR, PROMEDCO MANAGEMENT, AND US ONCOLOGY.

               FLOWER VALUATION BASED ON SELECTED PUBLIC
               COMPANIES - RUN RATE

                           IMPLIED PRICE PER SHARE


                                    [GRAPH]

-----------------------------------------
(a) RUN RATE BASED ON Q2 1999 ANNUALIZED.


SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

OVERALL MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS, APPLE ORTHODONTIX, CASTLE DENTAL CENTERS, COAST DENTAL SERVICES, MONARCH DENTAL, ORTHODONTIC CENTERS OF AMERICA, PEDIATRIX MEDICAL GROUP, PHYCOR, PROMEDCO MANAGEMENT, AND US ONCOLOGY.

               FLOWER VALUATION BASED ON SELECTED PUBLIC
               COMPANIES - RUN RATE (continued)



-------------------------------------------------------------------------------------------------------------------------
                                                              FLOWER              SELECTED DENTAL/ORTHODONTIC/PPM MULTIPLES
                                                     --------------------------   -----------------------------------------
                                                                 TRANSACTION       SELECTED     OVERALL
                                                     STATISTICS    MULTIPLES         MEAN        MEAN            RANGE
                                                     --------------------------   -----------------------------------------
VALUATION BASED ON RUN RATE AS OF 6/30/99

Revenues                                              $220.3           1.4 x          1.6 x     1.1 x       0.5 x  -  3.9 x

EBITDA                                                 $30.8          10.0 x          6.0 x     5.3 x       2.8 x  -  9.4 x

EBIT                                                   $21.9          14.0 x          8.7 x     7.4 x       3.5 x  - 11.3 x

Net Income                                              $9.7          25.8 x         12.3 x    10.1 x       4.1 x  - 17.8 x


VALUATION BASED ON PROJECTED STATISTICS


Cal. 1999 earnings per share (I/B/E/S)                  $0.45         21.1 x         11.3 x     9.6 x       5.2 x  - 17.3 x

Cal. 2000 earnings per share (I/B/E/S)                  $0.57         16.7 x          9.1 x     8.0 x       4.6 x  - 13.3 x


SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

OVERALL MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS, APPLE ORTHODONTIX, CASTLE DENTAL CENTERS, COAST DENTAL SERVICES, MONARCH DENTAL, ORTHODONTIC CENTERS OF AMERICA, PEDIATRIX MEDICAL GROUP, PHYCOR, PROMEDCO MANAGEMENT, AND US ONCOLOGY.

               FLOWER VALUATION BASED ON SELECTED PUBLIC
               COMPANIES - RUN RATE (continued)

------------------------------------------------------------------------------------------------------------------------
                                                                        IMPLIED PRICE PER SHARE BASED ON MULTIPLES OF
                                                                        SELECTED DENTAL/ORTHODONTIC/PPM COMPANIES
                                                                    ----------------------------------------------------
                                                        FLOWER        SELECTED       OVERALL
                                                      STATISTICS        MEAN          MEAN                 RANGE
                                                      ----------    ----------------------------------------------------
VALUATION BASED ON RUN RATE AS OF 6/30/99 (a)

Revenues                                                $220.3          $11.06         $7.38        $0.74   -  $28.62

EBITDA                                                   $30.8           $4.47         $3.45        $0.02   -   $8.84

EBIT                                                     $21.9           $4.63         $3.37       ($0.50)  -   $7.20

Net Income                                                $9.7           $5.38         $4.42        $1.79   -   $7.63

VALUATION BASED ON PROJECTED STATISTICS

Cal. 1999 earnings per share (I/B/E/S)                   $0.45           $5.15         $4.38        $2.39   -   $7.75

Cal. 2000 earnings per share (I/B/E/S)                   $0.57           $5.23         $4.61         2.66   -   $7.56

---------------------------
(a) PER SHARE EQUITY VALUES BASED ON IMPLIED ENTERPRISE VALUES ADJUSTED BY ADDING CASH OF $2.5M AND SUBTRACTING DEBT ($89.5M PRE-CONVERSION OF CONVERTIBLE SUBORDINATED DEBENTURES OR $59.5M POST-CONVERSION).



SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

OVERALL MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS, APPLE ORTHODONTIX, CASTLE DENTAL CENTERS, COAST DENTAL SERVICES, MONARCH DENTAL, ORTHODONTIC CENTERS OF AMERICA, PEDIATRIX MEDICAL GROUP, PHYCOR, PROMEDCO MANAGEMENT, AND US ONCOLOGY.

SECTION 2
VALUATION ANALYSIS



Sub-section B
FLOWER valuation based on selected M&A transactions

               FLOWER VALUATION BASED ON SELECTED M&A
               TRANSACTIONS - LTM


                           IMPLIED PRICE PER SHARE


                                    [GRAPH]



---------------------
(a) LTM AS OF 6/30/99

               FLOWER VALUATION BASED ON SELECTED M&A
               TRANSACTIONS - LTM (continued)

----------------------------------------------------------------------------------------------------------------
                                                             FLOWER                  RECENT DENTAL/ORTHODONTIC/
                                                   --------------------------      PPM MERGERS AND ACQUISITIONS
                                                               TRANSACTION      --------------------------------
                                                   STATISTICS    MULTIPLES         MEAN           RANGE
                                                   --------------------------   --------------------------------
VALUATION BASED ON LTM STATISTICS AS OF 6/30/99

Revenues                                            $189.6           1.6 x          1.8 x       1.0 x -  3.5 x

EBITDA                                               $24.7          12.4 x          9.8 x       6.1 x - 14.1 x

EBIT                                                 $16.9          18.1 x         13.5 x       7.9 x - 20.1 x

Net Income                                            $7.5          33.3 x         23.9 x      10.2 x - 40.1 x


VALUATION BASED ON PROJECTED STATISTICS

Forward net income (I/B/E/S)                         $12.2          20.5 x         15.7 x       9.3 x - 30.4 x

VALUATION BASED ON PREMIUMS PAID

One day prior price                                  $7.38          28.8 %         33.9 %       4.7 x - 129.2 %

One month prior price                                $7.56          25.6 %         49.9 %       6.1 x - 140.4 %

               FLOWER VALUATION BASED ON SELECTED M&A
               TRANSACTIONS - LTM (continued)

------------------------------------------------------------------------------------------------------------
                                                                    IMPLIED PRICE PER SHARE BASED ON RECENT
                                                                      DENTAL/ORTHODONTIC/PPM TRANSACTIONS
                                                        FLOWER      ----------------------------------------
                                                      STATISTICS        MEAN                  RANGE
                                                      ----------    ------------   -------------------------
VALUATION BASED ON LTM STATISTICS AS OF 6/30/99 (a)

Revenues                                                $189.6          $10.74          $4.96  -   $21.68

EBITDA                                                   $24.7           $6.93          $2.90  -   $10.94

EBIT                                                     $16.9           $6.37          $2.13  -   $10.68

Net Income                                                $7.5           $7.95          $3.45  -   $11.30

VALUATION BASED ON PROJECTED STATISTICS

Forward net income (I/B/E/S)                             $12.2           $8.39          $5.11  -   $13.73

VALUATION BASED ON PREMIUMS PAID

One day prior price                                      $7.38           $9.88          $7.72  -   $16.90

One month prior price                                    $7.56          $11.33          $8.02  -   $18.18

---------------------------
(a) Per share equity values based on implied enterprise values adjusted by adding cash of $2.5M and subtracting debt ($89.5M pre-conversion of convertible subordinated debentures or $59.5M post-conversion).

              FLOWER VALUATION BASED ON SELECTED M&A TRANSACTIONS - RUN RATE

                                   IMPLIED PRICE PER SHARE


                                            [GRAPH]



(a) Based on run rate as of 06/30/99.

              FLOWER VALUATION BASED ON SELECTED M&A TRANSACTIONS - RUN RATE (continued)

              ----------------------------------------------------------------
                                                         FLOWER                     RECENT DENTAL/ORTHODONTIC/
                                                       ---------                  PPM MERGERS AND ACQUISITIONS
                                                              TRANSACTION       ------------------------------
                                                STATISTICS     MULTIPLES            MEAN             RANGE
                                                ----------    -----------       ------------------------------
VALUATION BASED ON RUN RATE AS OF 6/30/99

Revenue                                          $220.3            1.4 x            1.7 x      1.0 x -      2.7 x

EBITDA                                            $30.8           10.0 x            8.1 x      5.6 x -      9.9 x

EBIT                                              $21.9           14.0 x           11.4 x      7.6 x -     20.4 x

Net income                                         $9.7           25.8 x           21.2 x     14.8 x -     47.0 x


VALUATION BASED ON PROJECTED STATISTICS

Forward net income (I/B/E/S)                      $12.2           20.5 x           15.7 x      9.3 x -     30.4 x

VALUATION BASED ON PREMIUMS PAID

One day prior price                               $7.38           28.8 %           33.9 %      4.7 % -    129.2 %

One month prior price                             $7.56           25.6 %           49.9 %      6.1 % -    140.4 %


                          FLOWER VALUATION BASED ON SELECTED M&A
                            TRANSACTIONS - RUN RATE (continued)


                                                                               IMPLIED PRICE PER SHARE BASED ON RECENT
                                                                                 DENTALLORTHODONTIC/PPM TRANSACTIONS
                                                          FLOWER               ---------------------------------------
                                                        STATISTICS                  MEAN                  RANGE
                                                        ----------             --------------     --------------------
VALUATION BASED ON RUN RATE AS OF 6/30/99 (A)

Revenues                                                   $220.3                  $11.56            $5.55   -  $19.63

EBITDA                                                     $ 30.8                  $ 7.32            $3.86   -  $ 9.40

EBIT                                                       $ 21.9                  $ 7.26            $3.54   -  $14.43

Net income                                                 $  9.7                  $ 8.93            $6.48   -  $16.68

VALUATION BASED ON PROJECTED STATISTICS

Forward net income (I/B/E/S)                               $ 12.2                  $ 8.39            $5.11   -  $13.73

VALUATION BASED ON PREMIUMS PAID

One day prior price                                        $ 7.38                   $9.88            $7.72   -  $16.90

One month prior price                                      $ 7.56                  $11.33            $8.02   -  $18.18

---------------------------------------
(A) PER SHARE EQUITY VALUES BASED ON IMPLIED ENTERPRISE VALUES ADJUSTED BY ADDING CASH OF $2.5M AND SUBTRACTING DEBT ($89.5M PRE-CONVERSION OF CONVERTIBLE SUBORDINATED DEBENTURES OR $59.5M POST-CONVERSION).

SECTION 2
VALUATION ANALYSIS

Sub-Section C
FLOWER valuation based on discounted cash flow

                  DISCOUNTED CASH FLOW ANALYSIS

                     IMPLIED PRICE PER SHARE

                         [CHART]

FLOWER DISCOUNTED CASH FLOW ANALYSIS -
CASE 1

                           Fiscal Year Ended December 31,
                               1990E          2000E        2001E        2002E        2003E        2004E
                             ----------    ----------   ----------   ----------   ----------   ----------
Revenue                       $ 252,803    $ 308,255    $ 335,998    $ 366,238    $ 399,200    $ 435,127
    GROWTH RATE                    70.1%        21.9%         9.0%         9.0%         9.0%         9.0%

EBITDA                           32,676       41,735        45,491      49,585        54,048      58,913
    EBITDA MARGIN                  12.5%        13.5%         13.5%       13.5%         13.5%       13.5%

EBIT                             23,575       30,638        33,395      36,401        39,677      43,248
    EBIT MARGIN                     9.3%         9.9%          9.9%        9.9%          9.9%        9.9%

EBIT AFTER TAX (A)               14,145       18,383        20,037      21,841        23,806      25,949

    plus: depreciation &
      amortization                9,101       11,097        12,096      13,185        14,371      15,665
    less: use of non-cash
      working capital             8,359        4,492         2,247       2,449         2,670       2,910
    less: maintenance capital
      expenditures               12,640       15,413        16,800      18,312        19,980      21,756
    less: acquisition capital
      expenditures               52,473
                             ----------    ----------   ----------   ----------   ----------   ----------
Unlevered free cash flow      ($50,226)    $   9,576    $   13,086   $  14,264    $   15,548   $  16,947
                             ==========    ==========   ==========   ==========   ==========   ==========

------------------------------------------------------------------------------


                                  PV of terminal value as of 9/30/99
              PV cash          multiple of 2004 EBITDA ($58.9 million)        Less:               Implied equity valuation
Discount    flows as of        --------------------------------------        net debt      --------------------------------------
  rate      9/30/99(b)            6.0x         8.0x          10.0x         @ 9/30/99(c)       6.0x         8.0x          10.0x
--------    -----------        ---------     ---------     ----------      ------------    ---------     ---------     ----------
13.0%       $33,738            $186,079      $248,105      $310,131        ($104,263)      $115,554      $177,580      $239,606
14.0%       $32,466            $177,688      $236,890      $296,113        ($104,263)      $105,870      $165,093      $224,316
15.0%       $31,247            $169,705      $226,274      $282,842        ($104,263)       $96,690      $153,258      $209,826


Implied equity valuation per share(d)
-------------------------------------
   6.0x         8.0x          10.0x
---------     ---------     ---------
$5.16         $7.93         $10.70
$4.73         $7.37         $10.02
$4.32         $6.84          $9.37



Note: Assumes 9% organic growth and acquisitions over the projected period.
(a) Assumes a 40% tax rate.
(b) Includes Q4 1999.
(c) FLOWER estimates based on management guidance.
(d) Based on 22.1M shares outstanding, 2.4M options outstanding at a weighted average price of $6.65 and .8M warrants at a weighted average price of $7.02.

FLOWER DISCOUNTED CASH FLOW ANALYSIS -
CASE 2

                           Fiscal Year Ended December 31,
                               1990E          2000E        2001E        2002E        2003E        2004E
                             ----------    ----------   ----------   ----------   ----------   ----------
Revenue                       $ 252,803    $ 332,599    $ 417,981    $ 509,340    $ 607,094    $ 711,690
    GROWTH RATE                    70.1%        31.6%        25.7%        21.9%        19.2%        17.2%

EBITDA                           32,676       45,899        58,935      74,364        90,457     108,177
    EBITDA MARGIN                  12.5%        13.8%         14.1%       14.6%         14.9%       15.2%

EBIT                             23,575       33,016        41,350      51,631        62,230      74,035
    EBIT MARGIN                     9.3%         9.9%          9.9%       10.1%         10.3%       10.4%

EBIT AFTER TAX (a)               14,145       19,810        24,810      30,978        37,338      44,421

    plus: depreciation &
      amortization                9,101       12,882        17,585      22,733        28,227      34,142
    less: use of non-cash
      working capital             8,359        6,638         4,338       4,757         5,217       5,722
    less: maintenance capital
      expenditures               12,640        9,078        11,639      14,380        17,313      20,451
    less: acquisition capital
      expenditures               52,473       52,473        52,473      52,473        52,473      52,473
                             ----------    ----------   ----------   ----------   ----------   ----------
Unlevered free cash flow      ($50,226)     ($35,497)     ($26,055)   ($17,899)      ($9,438)       ($83)
                             ==========    ==========   ==========   ==========   ==========   ==========

-------------------------------------------------------------------------------


                                  PV of terminal value as of 9/30/99
              PV cash          multiple of 2004 EBITDA ($108.3 million)        Less:               Implied equity valuation
Discount    flows as of        ---------------------------------------        net debt      --------------------------------------
  rate      9/30/99(b)            6.0x         8.0x          10.0x          @ 9/30/99(c)       6.0x         8.0x          10.0x
--------    -----------        ---------     ---------     -----------      ------------    ---------     ---------     ----------
13.0%       ($80,127)            $341,683      $455,578      $569,472         ($104,263)      $157,294      $271,188      $385,083
14.0%       ($78,830)            $326,239      $434,985      $543,731         ($104,263)      $143,146      $251,892      $360,638
15.0%       ($77,572)            $311,618      $415,490      $519,363         ($104,263)      $129,782      $233,655      $337,527


Implied equity valuation per share(d)
-------------------------------------
   6.0x         8.0x          10.0x
---------     ---------     ---------
$7.02         $12.11        $17.20
$6.39         $11.25        $16.10
$5.80         $10.43        $15.07


Note: Assumes 7% organic growth and acquisitions over the projected period.
(a) Assumes a 40% taxable.
(b) Includes Q4 1999.
(c) FLOWER estimates based on management guidance.
(d) Based on 22.1M shares outstanding, 2.4M options outstanding at a weighted average price of $6.65 and .8M warrants at a weighted average price of $7.02.

PROJECT SPRING

FLOWER DISCOUNTED CASH FLOW ANALYSIS -
CASE 3

                           Fiscal Year Ended December 31,
                               1990E          2000E        2001E        2002E        2003E        2004E
                             ----------    ----------   ----------   ----------   ----------   ----------
Revenue                       $ 252,803    $ 331,363    $ 424,485    $ 526,649    $ 638,733    $ 761,704
    GROWTH RATE                    70.1%        31.1%        28.1%        24.1%        21.3%        19.3%

EBITDA                           32,676       45,605        59,879      78,840        95,484     115,977
    EBITDA MARGIN                  12.5%        13.8%         14.1%       14.6%         14.9%       15.2%

EBIT                             23,575       28,322        37,894      49,708        62,858      77,436
    EBIT MARGIN                     9.3%         8.5%          8.9%        9.4%          9.6%       10.2%

EBIT AFTER TAX (a)               14,145       16,993        22,736      29,825        37,715      46,462

    plus: depreciation &
      amortization                9,101       12,882        17,585      22,733        28,227      34,142
    less: use of non-cash
      working capital             8,359        6,638         4,338       4,757         5,217       5,722
    less: maintenance capital
      expenditures               12,640        8,370        13,695      17,485        21,647      26,214
    less: acquisition capital
      expenditures               52,473       52,473        52,473      52,473        52,473      52,473
                             ----------    ----------   ----------   ----------   ----------   ----------
Unlevered free cash flow      ($50,226)     ($37,606)     ($30,185)   ($22,157)     ($13,395)    ($3,805)
                             ==========    ==========   ==========   ==========   ==========   ==========

------------------------------------------------------------------------------


                                  PV of terminal value as of 9/30/99
              PV cash          multiple of 2004 EBITDA ($116.0 million)        Less:               Implied equity valuation
Discount    flows as of        ---------------------------------------        net debt      --------------------------------------
  rate      9/30/99(b)            6.0x         8.0x          10.0x          @ 9/30/99(c)       6.0x         8.0x          10.0x
--------    -----------        ---------     ---------     -----------      ------------    ---------     ---------     ----------
13.0%       ($92,250)            $366,321      $488,427      $610,534         ($104,263)      $169,808      $291,915      $414,021
14.0%       ($90,616)            $349,762      $466,349      $582,937         ($104,263)      $154,883      $271,471      $388,058
15.0%       ($89,035)            $334,087      $445,449      $556,812         ($104,263)      $140,789      $252,152      $363,514


Implied equity valuation per share(d)
-------------------------------------
   6.0x         8.0x          10.0x
---------     ---------     ---------
$7.58         $13.04        $18.49
$6.92         $12.12        $17.33
$6.29         $11.26        $16.23


Note: Assumes 9% organic growth and acquisitions over the projected period.
(a) Assumes a 40% taxable.
(b) Includes Q4 1999.
(c) FLOWER estimates based on management guidance.
(d) Based on 22.1M shares outstanding, 2.4M options outstanding at a weighted average price of $6.96 and .8M warrants at a weighted average price of $7.02.

SECTION 2
VALUATION ANALYSIS

Sub-Section D
FLOWER valuation based on premiums paid analysis

              PREMIUMS PAID ANALYSIS (a)

               IMPLIED PRICE PER SHARE


                         [CHART]



(a) Completed healthcare services transactions with an equity value between $100 and $350 million, 1995 to present.

               ---------------------------------------------------------------
               Health care services merger and acquisition transactions (a)

                                                                 PREMIUM              IMPLIED PRICE PER SHARE
                                             FLOWER     -------------------------    --------------------------
                                             PRICE        MEAN          RANGE          MEAN          RANGE
                                            ---------   --------   --------------    --------   ---------------
               One day prior (10/13/99)      $7.38       26.0 %     6.3 % - 54.0 %    $ 9.29     $7.84 - $11.36

               One week prior (10/06/99)     $8.25       32.1 %    10.9 % - 60.4 %    $10.90     $9.15 - $13.23

               One month prior (09/13/99)    $7.56       43.8 %    11.1 % - 92.5 %    $10.87     $8.40 - $14.56




                          --------------------------------
                          (a) completed health care services transactions with an equity value between $100 and $350 million, 1995 to present.

               SECTION 3
               APPENDIX

               Sub-section A
               FLOWER leveraged recapitalization analysis

               ---------------------------------------------------------------
               LEVERAGED RECAPITALIZATION ANALYSIS


KEY FINANCIAL ASSUMPTIONS
-------------------------------------------------------------

                                                          MULTIPLE OF           MULTIPLE OF
                         AMOUNT       INTEREST RATE       LTM EBITDA        RUN RATE EBITDA
                        --------     ---------------     -------------     -----------------
DEBT STRUCTURE

Revolving credit         $100M            8.00%               3.1x                  2.5x

Subordinated debt        $160M           11.50%               4.9x                  4.0x

Total                    $260M                                8.0x                  6.5x


RETURN ANALYSIS

2004 EBITDA             $115,977

                                ------------------------------------------------------------
     Terminal value
     multiple of 2004
     EBITDA                               8.0x                9.0x                 10.0x
                                ------------------------------------------------------------
                             IRR         24.5%               28.3%                 31.7%




KEY FINANCIAL DATA


                       1999E(1)      2000E        2001E        2002E        2003E        2004E
                      ----------   ----------   ----------   ----------   ----------   ----------
Revenue                $252,803     $331,363     $424,485     $526,649     $638,733     $761,704
EBITDA                   32,676       45,605       59,879       76,840       95,484      115,977

Net interest             22,772       22,772       25,626       28,249       30,362       32,192
Total debt              179,756      224,785      265,518      292,092      313,712      326,039

Senior debt/EBITA           0.1x         0.9x         1.4x         1.4x         1.4x         1.2x
Total debt/EBITA            5.5x         4.9x         4.4x         3.8x         3.3x         2.8x

EBITDA/Interest              1.4x         2.0x         2.3x         2.7x         3.1x         3.6x
(EBITDA-capex)/Interest      1.1x         1.6x         1.8x         2.3x         2.4x         2.8x



----------------------------------
NOTE: ASSUMPTIONS FROM GREEN
(1) PRO-FORMA FOR RECAPITALIZATION

               SECTION 3
               APPENDIX

               Sub-section B
               FLOWER projected financial statements

               FLOWER PROJECTED BALANCE SHEET


Year-end December 31 (in thousands)                  2000E        2001E        2002E        2003E        2004E
----------------------------------------------------------------------------------------------------------------
ASSETS
     Current assets
     Cash and cash equivalents                           $0           $0            $0          $0          $0
     Accounts receivable, net                        17,091       18,629        20,306      22,133      24,125
     Management license fee receivable                8,257        9,000         9,810      10,692      11,655
     Advances to professional associations           15,680       19,180        12,515       5,847           0
     Supplies and pre-paid expenses and other        10,986       14,625        18,618      23,007      27,823

     TOTAL CURRENT ASSETS                            52,014       61,434        61,249      61,679      63,603

     Property and equipment, net                     38,798       51,135        64,658      79,241      94,744
     Capitalized fees                                12,758       10,761         8,764       6,768       4,771
     Intangible assets                              188,290      229,251       265,169     295,195     321,454
     Other long-term assets                           4,423        4,423         4,423       4,423       4,423

     TOTAL ASSETS                                   296,283      357,004       404,263     447,306     488,995


LIABILITIES AND STOCKHOLDERS' EQUITY
     Accounts payable                                 6,523        7,110         7,750       8,447       9,208
     Accrued payroll liabilities                      9,267       10,101        11,010      12,001      13,081
     Other current liabilities                       18,361       29,855        36,307      36,629      36,980

     TOTAL CURRENT LIABILITIES                       34,151       47,066        55,067      57,077      59,269

     Obligations under capital leases -
      long-term                                       3,413        3,413         3,413       3,413       3,413
     Long-term portion of credit facility            38,892       76,699       105,561     128,024     140,351
     Subordinated debt                              160,000      160,000       160,000     160,000     160,000
     Seller notes                                    22,481       25,406        23,118      22,275      22,275
     Other long-term liabilities                      3,248        3,643         4,301       5,222       6,507

     TOTAL LIABILITIES                              262,185      316,227       351,460     376,011     391,815

     Senior preferred stock                          80,327       92,177       105,775     121,379     139,285
     Junior preferred stock                          76,884       88,227       101,242     116,177     133,216
     Common stock                                  (103,569)    (103,569)     (103,569)   (103,569)   (103,569)
     Retained earnings                              (19,544)     (36,058)      (50,645)    (62,692)    (71,752)

     TOTAL STOCKHOLDERS' EQUITY                      34,098       40,777        52,803      71,295      97,180

     TOTAL LIABILITIES, REDEEMABLE STOCK
      AND STOCKHOLDER' EQUITY                       296,283      357,004       404,263     447,306     488,995

SELECTED BALANCE SHEET DATA
     Net working capital                             17,863       14,368         6,182       4,602       4,334
     Net working capital excl. other
       accrued liabs/advs                            20,544       25,043        29,974      35,384      41,314




---------------------------------------------------
NOTE:FLOWER ESTIMATES BASED ON MANAGEMENT GUIDANCE.

               FLOWER PROJECTED INCOME STATEMENT


Year-end December 31 (in thousands)                  2000E        2001E        2002E        2003E      2004E
----------------------------------------------------------------------------------------------------------------
PRACTICE PATIENT REVENUE                           $331,363     $424,485      $526,649    $638,733   $761,704

NET REVENUE                                         307,254      398,206       498,005     607,511    727,672
     Total salaries and supplies expense            195,640      255,093       319,343     389,845    467,211
     Total practice expenses                         51,646       67,099        83,776     102,074    122,153

EBITDA - PRACTICE LEVEL                              59,968       76,014        94,886     115,592    138,308
     Corporate SG&A                                  14,363       16,135        18,046      20,108     22,331

EBITDA - CORPORATE                                   45,605       59,879        76,840      95,484    115,977
     Depreciation and amortization                   15,040       19,742        24,889      30,384     36,298
     Other expense/management fees                    2,234        2,234         2,234       2,234      2,234

OPERATING INCOME                                     28,331       37,903        49,717      62,866     77,445
     Interest expense                                22,772       25,626        28,249      30,362     32,192

PRETAX INCOME                                         5,559       12,277        21,468      32,504     45,253
     Provision for income taxes                       2,741        5,598         9,441      14,015     19,268

NET INCOME                                            2,818        6,679        12,027      18,489     25,985
     Senior preferred stock dividends                10,327       11,850        13,598      15,604     17,906
     Junior preferred stock dividends                 9,884       11,342        13,015      14,936     17,139

NET INCOME AFTER PREFERRED DIVIDENDS                (17,393)     (16,513)      (14,586)    (12,051)    (9,060)

     MARGINS (PERCENTAGE OF NET REVENUE)
          EBITDA practice level                        19.5%        19.1%         19.1%       19.0%      19.0%
          Corporate SGA                                 4.7%         4.1%          3.6%        3.3%       3.1%
          EBITDA corporate level                       14.8%        15.0%         15.4%       15.7%      15.9%
          Depreciation & amortization                   4.9%         5.0%          5.0%        5.0%       5.0%

     GROWTH
          Net sales                                    32.7%        29.6%         25.1%       22.0%      19.8%
          EBITDA practice level                        35.7%        26.8%         24.8%       21.8%      19.7%
          EBITDA corporate level                       39.6%        31.3%         28.3%       24.3%      21.5%



----------------------------------------------------
NOTE: FLOWER ESTIMATES BASED ON MANAGEMENT GUIDANCE.

               FLOWER PROJECTED CASH FLOW STATEMENT


Year-end December 31 (in thousands)                  2000E        2001E        2002E        2003E      2004E
----------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
     EBITDA                                         $45,605      $59,879       $76,840     $95,484   $115,977
     Other income (expense)                          (2,234)      (2,234)       (2,234)     (2,234)    (2,234)
     Cash generated (used) by working capital       (18,976)     (16,729)       (9,539)    (12,644)   (12,456)
     TOTAL CASH FLOW FROM OPERATIONS                 24,395       40,916        65,067      80,606    101,287

INVESTING ACTIVITIES
     Purchase of property and equipment              (8,370)     (13,695)      (17,485)    (21,647)   (26,214)
     Acquisitions                                   (37,125)     (37,125)      (37,125)    (37,125)   (37,125)
     NET CASH PROVIDED BY (USED IN) INVESTING
      ACTIVITIES                                    (45,495)     (50,820)      (54,610)    (58,772)   (63,339)

     CASH FLOW BEFORE DEBT SERVICE AND INCOME
      TAXES                                         (21,100)      (9,904)       10,457      21,834     37,948
     Cash income tax payments                        (2,610)      (5,203)       (8,782)    (13,093)   (18,083)

FINANCING ACTIVITIES
     Seller notes issued in acquisitions             11,138       11,138        11,138      11,138     11,138
     Seller notes principal payments                 (5,000)      (8,213)      (13,426)    (11,981)   (11,138)
     Net cash interest expense (excludes
      revolver interest, includes revolver fee)     (21,367)     (21,261)      (21,292)    (21,410)   (21,875)
     Revolver facility interest                      (1,405)      (4,365)       (6,957)     (8,951)   (10,317)
     Drawdowns (repayments) of revolver facility     38,892       37,808        28,862      22,463     12,327
     Other
     NET CASH PROVIDED BY (USED IN) FINANCING
      ACTIVITIES                                     22,258       15,107        (1,675)     (8,741)   (19,865)

     FREE CASH FLOW                                  (1,452)           0             0           0          0



----------------------------------------------------
NOTE: FLOWER ESTIMATES BASED ON MANAGEMENT GUIDANCE.

               SECTION 3
               APPENDIX

               Sub-section C
               Selected public company statistics

               SELECTED PUBLIC COMPANY STATISTICS - LTM


          REVENUE MULTIPLE                               EBITDA MULTIPLE                                  EBIT MULTIPLE
---------------------------------------        --------------------------------------       --------------------------------------
Orthodontic Centers of America     4.4x        FLOWER (TRANSACTION)             12.4x       FLOWER (TRANSACTION)             18.1x
American Phys. Part. (Radiologix)  1.7x        Orthodontic Center of America    11.4x       FLOWER (TRADING)                 14.9x
FLOWER (TRANSACTION)               1.6x        FLOWER (TRADING)                 10.2x       Apple Orthodontix                13.3x
FLOWER (TRADING)                   1.3x        American Dental                   7.2x       Orthodontic Centers of America   13.3x
US Oncology                        1.2x        US Oncology                       6.6x       American Dental                  10.8x
American Dental                    1.1x        Apple Orthodontix                 6.5x       US Oncology                       9.8x
Apple Orthodontix                  0.9x        Monarch Dental                    6.2x       American Phys. Part. (Radiologix) 8.6x
Pediatrix                          0.9x        American Phys. Part. (Radiologix) 5.8x       Castle                            7.3x
Castle                             0.7x        ProMedCo                          5.0x       ProMedCo                          6.9x
ProMedCo                           0.7x        Castle                            4.9x       PhyCor                            6.0x
Monarch Dental                     0.6x        PhyCor                            3.4x       Pediatrix                         3.5x
PhyCor                             0.5x        Pediatrix                         2.9x       Coast Dental                        NM
Coast Dental                         NM        Coast Dental                        NM       Monarch Dental                      NM




          CALENDAR 1999 P/E                               CALENDAR 2000 P/E                          CAL. 2000 P/E TO GROWTH
---------------------------------------        --------------------------------------       --------------------------------------
FLOWER (TRANSACTION)              21.1x        FLOWER (TRANSACTION)             16.7x       FLOWER (TRANSACTION)             62.7%
Orthodontic Centers of America    17.3x        Orthodontic Centers of America   13.3x       FLOWER (TRADING)                 48.6%
FLOWER (TRADING)                  16.4x        FLOWER (TRADING)                 12.9x       Orthodontic Centers of America   42.1%
American Dental                   14.7x        American Dental                  11.7x       American Dental                  36.7%
US Oncology                       11.3x        US Oncology                       8.8x       US Oncology                      35.6%
American Phys. Part. (Radiologix)  7.8x        American Phys. Part. (Radiologix) 6.1x       American Phys. Part. (Radiologix)32.2%
PhyCor                             5.5x        Pediatrix                         6.0x       Pediatrix                        28.6%
Castle                             5.5x        PhyCor                            5.4x       PhyCor                           26.1%
Pediatrix                          5.2x        Castle                            4.6x       Castle                           18.5%
Apple Orthodontix                    NM        Apple Orthodontix                   NM       Apple Orthodontix                   NM
Coast Dental                         NM        Coast Dental                        NM       Coast Dental                        NM
Monarch Dental                       NM        Monarch Dental                      NM       Monarch Dental                      NM
ProMedCo                             NM        ProMedCo                            NM       ProMedCo                            NM



--------------------------------------------------------
NOTE: LTM AS OF 06/30/99.
      PROJECTED DATA FROM I/B/E/S.

               SELECTED PUBLIC COMPANY STATISTICS - LTM
               (CONTINUED)


          EQUITY VALUE                                     ENTERPRISE VALUE                                  Q OVER Q EPS GROWTH
---------------------------------------        --------------------------------------       --------------------------------------
US Oncology                      $847.0        US Oncology                   $1,192.6       FLOWER                          195.7%
Orthodontic Center of America    $818.2        Orthodontic Center of America   $857.2       American Dental                  72.7%
FLOWER (TRANSACTION)             $249.8        PhyCor                          $738.6       Orthodontic Centers of America   41.2%
PhyCor                           $187.8        FLOWER (TRANSACTION)            $306.8       American Phys. Part. (Radiologix)29.4%
FLOWER (TRADING)                 $165.2        American Phys. Part.(Radiologix)$260.7       Castle                           22.3%
Pediatrix                        $127.9        FLOWER (TRADING)                $252.2       ProMedCo                         20.0%
American Phys. Part.(Radiologix) $120.7        ProMedCo                        $187.7       Pediatrix                        11.1%
American Dental                   $89.2        Pediatrix                       $185.7       US Oncology                     -10.0%
ProMedCo                          $60.6        American Dental                 $111.6       Monarch Dental                  -30.8%
Monarch Dental                    $27.5        Monarch Dental                  $108.1       PhyCor                          -44.0%
Coast Dental                      $20.2        Castle                           $68.0       Coast Dental                    -46.2%
Castle                            $19.3        Apple Orthodontix                $43.3       Apple Orthodontix               -87.0%
Apple Orthodontix                 $19.1        Coast Dental                      $5.9




          EBITDA MARGIN                                     EBIT MARGIN                                NET INCOME MARGIN
---------------------------------------        --------------------------------------       --------------------------------------
Orthodontic Centers of America    38.3%        Orthodontic Centers of America   32.9%       Orthodontic Centers of America   20.2%
Pediatrix                         29.8%        Pediatrix                        24.8%       Pediatrix                        14.6%
American Phys. Part. (Radiologix) 29.1%        American Phys. Part. (Radiologix)19.6%       American Phys. Part. (Radiologix) 9.9%
US Oncology                       18.7%        US Oncology                      12.7%       Coast Dental                      9.3%
Coast Dental                      17.3%        Coast Dental                     10.6%       US Oncology                       6.5%
American Dental                   15.6%        American Dental                  10.4%       American Dental                   5.4%
Castle                            15.1%        Castle                           10.2%       ProMedCo                          5.4%
Apple Orthodontix                 13.6%        ProMedCo                          9.8%       Castle                            4.5%
PhyCor                            13.5%        FLOWER                            8.9%       FLOWER                            4.0%
ProMedCo                          13.4%        PhyCor                            7.5%       Apple Orthodontix                 2.7%
FLOWER                            13.0%        Apple Orthodontix                 6.6%       PhyCor                            2.3%
Monarch Dental                     9.6%        Monarch Dental                    2.5%       Monarch Dental                      NM



---------------------------------
NOTE: LTM AS OF 06/30/99.

SELECTED PUBLIC COMPANY STATISTICS - LTM
(Continued)
-------------------------------------------------------------------------------
dollars in millions except per share data

                                                                                      VALUATION BENCHMARKS
                                   MARKET STATISTICS         ----------------------------------------------------------------------
                            -------------------------------  ENTERPRISE VALUE AS A MULTIPLE OF     EQUITY VALUE AS A MULTIPLE OF
                            STOCK PRICE  EQUITY  ENTERPRISE  ---------------------------------  -----------------------------------
COMPANY                       10/13/99   VALUE     VALUE        REVENUES     EBITDA     EBIT    NET INCOME  CAL '99 EPS CAL '00 EPS
DENTAL/ORTHODONTIC PRACTICE MANAGEMENT COMPANIES
American Dental
  Partners Inc.               $11.44     $89.2    $111.6          1.1x       7.2x       10.8x     16.5x       14.7x        11.7x

Apple Orthodontix, Inc.        $1.38     $19.1     $43.4          0.9x       6.5x       13.3x     14.6x        NM           NM

Castle Dental Centers, Inc.    $3.00     $19.3     $68.0          0.7x       4.9x        7.3x      4.7x        5.5x         4.6x

Coast Dental Services, Inc.    $3.08     $20.2      $5.9           NM        NM          NM         NM         NM           NM

Monarch Dental Corporation     $2.25     $27.5    $108.1          0.6x       6.2x        NM         NM         NM           NM

Orthodontic Centers of
  America, Inc.               $16.63    $818.2    $857.2          4.4x      11.4x       13.3x     20.6x       17.3x        13.3x

PHYSICIAN PRACTICE MANAGEMENT COMPANIES

American Phys. Part.
  (Radiologix)                 $8.25    $120.7    $260.7          1.7x       5.8x        8.6x      7.9x        7.8x         6.1x

Pediatrix Medical
  Group, Inc.                  $8.25    $127.9    $185.7          0.9x       2.9x        3.5x      4.1x        5.2x         8.0x

PhyCor, Inc.                   $2.47    $187.8    $738.6          0.5x       3.4x        6.0x      5.1x        5.5x         5.4x

ProMedCo Management
  Company                      $2.69     $60.6    $187.7          0.7x       5.0x        6.9x      NM           NM           NM

US Oncology, Inc.              $8.47    $847.0  $1,192.6          1.2x       6.6x        9.8x     13.5x       11.3x         8.8x

------------------------------------------------------------------------------------------------------------------------------------
OVERALL MEAN                                                      1.3x       6.0x        8.8x     10.9x       9.6x          8.0x

SELECTED MEAN                                                     1.8x       6.9x        9.7x     12.7x      11.3x          9.1x

------------------------------------------------------------------------------------------------------------------------------------

FLOWER (TRADING)               $7.38    $165.2   $252.2           1.3x      10.2x      14.9x      21.9x      16.4x         12.9x

FLOWER (TRANSACTION)           $9.50    $249.8   $306.8           1.6x      12.4x      18.1x      33.3x      21.1x         16.7x


----------
Note: LTM AS OF 06/30/99
      PROJECTED DATA FROM I/B/E/S

SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

SELECTED PUBLIC COMPANY STATISTICS - LTM
(Continued)

-------------------------------------------------------------------------------

                                                            GROWTH RATES
                                    -------------------------------------------------------------------
                                        HISTORICAL                                                                   MARGINS
                                    (MOST RECENT QTR)      PROJECTED CALENDAR YEAR EPS                    -------------------------
                                    ------------------  --------------------------------    2000 P/E TO                       NET
COMPANY                              REVENUE    EPS     1998-1999    1999-2000   I/B/E/S    GROWTH RATE    EBITDA    EBIT    INCOME
DENTAL/ORTHODONTIC PRACTICE MANAGEMENT COMPANIES
American Dental
  Partners Inc.                      39.2%     72.7%      44.4%       25.6%       31.8%       36.7%         15.6%    10.4%    5.4%

Apple Orthodontix, Inc.               6.4%     87.0%       NM          0.0%       25.0%         NM          13.6%     6.6%    2.7%

Castle Dental Centers, Inc.          30.4%     22.3%       0.0%       18.2%       25.0%       18.5%         15.1%    10.2%    4.5%

Coast Dental Services, Inc.          38.3%     46.2%     -42.0%       37.5%       28.3%        NM           17.3%    10.6%    9.3%

Monarch Dental Corporation           99.1%     30.8%     -14.0%       54.1%       28.0%        NM            9.6%     2.5%     NM

Orthodontic Centers of
  America, Inc.                      33.4%     41.2%      37.1%       30.2%       31.6%       42.1%         38.3%    32.9%   20.2%

PHYSICIAN PRACTICE MANAGEMENT COMPANIES

American Phys. Part.                 27.4%     29.4%      14.3%       27.5%       19.0%       32.2%         29.1%     19.6%   9.9%
  (Radiologix)

Pediatrix Medical
  Group, Inc.                        23.0%     11.1%      14.0%      -12.3%       20.9%       28.6%         29.8%     24.8%  14.6%

PhyCor, Inc.                          5.9%    -44.0%     -40.8%        2.2%       20.6%       26.1%         13.5%      7.5%   2.3%

ProMedCo Management Company          46.2%     20.0%      14.5%       15.5%       20.1%        NM           13.4%      9.8%   5.4%

US Oncology, Inc.                    30.1%    -10.0%      23.0%       28.0%       24.8%       35.6%         18.7%     12.7%   6.5%

-----------------------------------------------------------------------------------------------------------------------------------
OVERALL MEAN                         34.5%    -1.9%       2.3%        20.6%       25.0%       31.4%         19.5%     13.4%   8.1%

SELECTED MEAN                        28.5%    16.7%      10.7%        22.7%       25.6%       34.5%         23.1%     16.6%   8.8%
-----------------------------------------------------------------------------------------------------------------------------------
FLOWER (TRADING)                     94.9%   195.7%      80.0%        26.7%       26.6%       48.6%         13.0%      8.9%   4.0%

FLOWER (TRANSACTION)                 94.9%   195.7%      80.0%        26.7%       26.6%       62.7%         13.0%      8.9%   4.0%

----------
Note: LTM AS OF 06/30/99
      PROJECTED DATA FROM I/B/E/S

SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

SELECTED PUBLIC COMPANY STATISTICS - LTM
(Continued)
-------------------------------------------------------------------------------
dollars in millions except per share data


                                                MARKET STATISTICS
                             -----------------------------------------------------                 BALANCE SHEET DATA
                               STOCK         52-WEEK         PRICE                   --------------------------------------------
                               PRICE    -----------------    CHANGE      PRICE OF A    CASH AND   TOTAL
COMPANY                       10/13/99   HIGH     LOW       12 MONTHS    % OF HIGH   EQUIVALENTS  ASSETS   TOTAL DEBT   BOOK VALUE
DENTAL/ORTHODONTIC PRACTICE MANAGEMENT COMPANIES
American Dental
  Partners Inc.               $11.44     $13.88   $6.88       52.5%        82.4%       $1.5       $90.4       $23.8        $51.8

Apple Orthodontix, Inc.        $1.38      $6.00   $1.19      -53.2%        22.9%       $0.0       $69.8       $24.3        $30.9

Castle Dental Centers, Inc.    $3.00      $9.25   $2.50      -40.7%        32.4%       $0.3      $107.9       $49.1        $37.5

Coast Dental Services, Inc.    $3.06     $13.50   $2.78      -70.8%        22.7%      $16.7       $69.7        $2.4        $62.1

Monarch Dental Corporation     $2.25     $14.38   $2.13      -81.6%        15.7%       $7.8      $183.9       $88.4        $63.0

Orthodontic Centers of
  America, Inc.               $16.63     $20.44  $10.81       25.5%        81.3%       $4.0      $329.1       $43.0       $253.8

PHYSICIAN PRACTICE MANAGEMENT COMPANIES

American Phys. Part.
  (Radiologix)                $6.25       $9.00   $4.00         5.3%        69.4%      $3.3     $184.5       $143.3        $15.5

Pediatrix Medical
  Group, Inc.                 $8.25      $65.56   $8.19       -80.4%        12.6%      $0.6     $329.9        $58.4       $218.0

PhyCor, Inc.                  $2.47       $8.38   $2.41       -45.5%        29.5%     $74.5   $1,821.9       $625.4       $809.1

ProMedCo Management
  Company                     $2.69       $7.88   $2.50       -55.2%        34.1%     $10.1     $364.6       $137.2       $174.2

US Oncology, Inc.             $8.47      $15.56   $6.44        -5.9%        54.4%      $3.2   $1,160.8       $348.8       $669.0

-----------------------------------------------------------------------------------------------------------------------------------
OVERALL MEAN                                                  -31.8%        41.6%

SELECTED MEAN                                                   6.4%        63.4%

-----------------------------------------------------------------------------------------------------------------------------------

FLOWER (TRADING)              $7.38       $9.31   $4.00        26.9%        79.2%      $2.5     $190.4        $89.5        $71.0

FLOWER (TRANSACTION)          $9.50       $9.31   $4.00        63.4%       102.0%      $2.5     $190.4        $59.5       $101.0


----------
Note: LTM AS OF 06/30/99
      PROJECTED DATA FROM I/B/E/S

SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

SELECTED PUBLIC COMPANY STATISTICS - LTM
(continued)

------------------------------------------------------------------------------

dollars in millions except per share data

                                                                               EPS ESTIMATES            CAPITALIZATION
                                                     OPERATING DATA            -------------  ----------------------------------
                                             -------------------------------      CALENDAR      TOTAL         TOTAL         TOTAL
                                                                       NET     -------------    DEBT/         DEBT/         DEBT/
COMPANY                                      REVENUES  EBITDA   EBIT  INCOME   1999     2000  BOOK VALUE  CAPITALIZATION  EBITDA

DENTAL/ORTHODONTIC PRACTICE MANAGEMENT
COMPANIES

American Dental Partners, Inc.                $100.1   $15.6    $10.4  $5.4    $0.78   $0.98   46.0%        31.5%          152.8%

Apple Orthdontix, Inc.                         $49.2    $6.7     $3.3  $1.3    $0.05   $0.05   78.7%        44.0%          363.3%

Castle Dental Centers, Inc.                    $91.4   $13.8     $9.4  $4.1    $0.55   $0.65  130.9%        56.7%          356.6%

Coast Dental Services, Inc.                    $41.3    $7.1     $4.4  $3.8    $0.40   $0.55    3.9%         3.8%           34.0%

Monarch Dental Corporation                    $180.4   $17.3     $4.6 ($1.0)   $0.37   $0.57  140.5%        58.4%          509.7%

Orthodontic Centers of America, Inc.          $196.5   $75.3    $64.6 $39.7    $0.96   $1.25   17.0%        14.5%           57.1%

PHYSICIAN PRACTICE MANAGEMENT COMPANIES

American Phys. Part. (Radiologix.)            $154.3   $44.9   $30.2 $15.2    $0.80   $1.02  923.4%        90.2%          319.5%

Pediatrix Medical Group, Inc.                 $212.1   $63.2   $52.7 $30.9    $1.57   $1.38   26.8%        21.1%           92.5%

PhyCor, Inc.                                $1,628.4  $220.4  $122.3 $36.8    $0.45   $0.46   77.3%        43.6%          283.7%

ProMedCo Management Company                   $279.0   $37.4   $27.3 $15.0    $0.71   $0.82   78.8%        44.1%          366.8%

US Oncology, Inc.                             $959.8  $179.7  $122.3 $62.6    $0.75   $0.96   52.1%        34.3%          194.0%
--------------------------------------------------------------------------------------------------------------------------------
OVERALL MEAN                                  $353.9   $62.0   $41.0 $19.4    $0.67   $0.79  143.2%        40.2%            2.5x

SELECTED MEAN                                 $607.8  $107.2   $69.9 $31.9    $0.75   $0.93  232.2%        42.8%            2.0x
--------------------------------------------------------------------------------------------------------------------------------
FLOWER (TRADING)                              $189.6   $24.7   $16.9  $7.5    $0.45   $0.57  126.0%        55.8%            3.6x

FLOWER (TRANSACTION)                          $189.6   $24.7   $16.9  $7.5    $0.45   $0.57   58.9%        37.1%            2.4x

-----------------------------
Note: LTM AS OF 06/30/99
      PROJECTED DATA FROM I/B/E/S.

SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

SELECTED PUBLIC COMPANY STATISTICS - RUN RATE


            REVENUE MULTIPLE                          EBITDA MULTIPLE                                 EBIT MULTIPLE
Orthodontic Centers of America      3.9x     FLOWER (TRANSACTION)               10.0x     FLOWER (TRANSACTION)               14.0x
American Phys. Part. (Radiologix)   1.5x     Orthodontic Centers of America      9.4x     FLOWER (TRADING)                   11.5x
FLOWER (TRANSACTION)                1.4x     FLOWER (TRADING)                    8.2x     Orthodontic Centers of America     11.3x
FLOWER (TRADING)                    1.1x     Apple Orthodontix                   7.3x     American Dental                     9.3x
US Oncology                         1.1x     American Dental                     6.2x     US Oncology                         8.8x
American Dental                     1.0x     US Oncology                         6.1x     American Phys. Part. (Radiologix)   7.4x
Apple Orthodontix                   0.9x     American Phys. Part. (Radiologix)   5.0x     Monarch Dental                      6.9x
Pediatrix                           0.8x     ProMedCo                            4.4x     Castle                              6.6x
Castle                              0.7x     Castle                              4.2x     PhyCor                              6.5x
ProMedCo                            0.6x     Monarch Dental                      4.1x     ProMedCo                            6.1x
Monarch Dental                      0.5x     PhyCor                              3.5x     Pediatrix                           3.5x
PhyCor                              0.5x     Pediatrix                           2.8x     Apple Orthodontix                    NM
Coast Dental                         NM      Coast Dental                         NM      Coast Dental                         NM

        CALENDAR 1999 P/E                                CALENDAR 2000 P/E                           CAL. 2000 P/E TO GROWTH

FLOWER (TRANSACTION)               21.1x     FLOWER (TRANSACTION)               16.7x     FLOWER (TRANSACTION)               62.7%
Orthodontic Centers of America     17.3x     Orthodontic Centers of America     13.9x     FLOWER (TRADING)                   48.6%
FLOWER (TRADING)                   16.4x     FLOWER (TRADING)                   12.9x     Orthodontic Centers of America     42.1%
American Dental                    14.7x     American Dental                    11.7x     American Dental                    36.7%
US Oncology                        11.3x     US Oncology                         8.8x     US Oncology                        35.6%
American Phys. Part. (Radiologix)   7.8x     American Phys. Part. (Radiologix)   6.1x     American Phys. Part. (Radiologix)  32.2%
PhyCor                              5.5x     Pediatrix                           6.0x     Pediatrix                          28.6%
Castle                              5.5x     PhyCor                              5.4x     PhyCor                             26.1%
Pediatrix                           5.2x     Castle                              4.6x     Castle                             18.5%
Apple Orthodontix                    NM      Apple Orthodontix                     NM     Apple Orthodontix                    NM
Coast Dental                         NM      Coast Dental                          NM     Coast Dental                         NM
Monarch Dental                       NM      Monarch Dental                        NM     ProMedCo                             NM
ProMedCo                             NM      ProMedCo                              NM     Monarch Dental                       NM

--------------------------------------------
Note: RUN RATE BASED ON Q2 1999 ANNUALIZED,
      PROJECTED DATA FROM I/B/E/S.

SELECTED PUBLIC COMPANY STATISTICS - RUN RATE
(Continued)



             EQUITY VALUE                              ENTERPRISE VALUE                              Q OVER Q EPS GROWTH
US Oncology                       $847.0    US Oncology                      $1,192.6    FLOWER                             195.7%
Orthodontic Centers of America    $818.2    Orthodontic Centers of America     $857.2    American Dental                     72.7%
FLOWER (TRANSACTION)              $249.8    PhyCor                             $738.6    Orthodontic Centers of America      41.2%
PhyCor                            $187.8    FLOWER (TRANSACTION)               $306.8    American Phys. Part. (Radiologix)   29.4%
FLOWER (TRADING)                  $165.2    American Phys. Part (Radiologix)   $260.7    Castle                              22.3%
Pediatrix                         $127.9    FLOWER (TRADING)                   $252.2    ProMedCo                            20.0%
American Phys. Part. (Radiologix) $120.7    ProMedCo                           $187.7    Pediatrix                           11.1%
American Dental                    $89.2    Pediatrix                          $185.7    US Oncology                        -10.0%
ProMedCo                           $60.6    American Dental                    $111.6    Monarch Dental                     -30.8%
Monarch Dental                     $27.5    Monarch Dental                     $108.1    PhyCor                             -44.0%
Coast Dental                       $20.2    Castle                              $68.0    Coast Dental                       -46.2%
Castle                             $19.3    Apple Orthodontix                   $43.4    Apple Orthodontix                  -87.0%
Apple Orthodontix                  $19.1    Coast Dental                         $5.9


          EBITDA MARGIN                                   EBIT MARGIN                              NET INCOME MARGIN
Orthodontic Centers of America      41.2%   Orthodontic Centers of America       34.2%   Orthodontic Centers of America      20.8%
American Phys. Part. (Radiologix)   30.6%   Pediatrix                            23.6%   Pediatrix                           13.8%
Pediatrix                           28.8%   American Phys. Part. (Radiologix)    20.7%   American Phys. Part. (Radiologix)   10.0%
US Oncology                         18.4%   US Oncology                          12.7%   ProMedCo                             5.2%
American Dental                     16.0%   American Dental                      10.7%   American Dental                      5.2%
Castle                              15.6%   ProMedCo                             10.1%   US Oncology                          5.1%
ProMedCo                            14.2%   Castle                               10.0%   Coast Dental                         4.6%
FLOWER                              14.0%   FLOWER                                9.9%   FLOWER                               4.4%
PhyCor                              13.4%   Monarch Dental                        7.6%   Castle                               3.7%
Coast Dental                        13.2%   PhyCor                                7.2%   Monarch Dental                       2.2%
Monarch Dental                      12.7%   Coast Dental                          5.4%   PhyCor                               2.1%
Apple Orthodontix                   11.9%   Apple Orthodontix                     5.1%   Apple Orthodontix                    1.1%

--------------------------------------------------
Note: RUN RATE BASED ON Q2 1999 ANNUALIZED.

SELECTED PUBLIC COMPANY STATISTICS - RUN RATE
(continued)
------------------------------------------------------------------------------
dollars in millions except per share data

                                                                                           VALUATION BENCHMARKS
                                                                 ---------------------------------------------------------------
                                                                     ENTERPRISE VALUES
                                         MARKET STATISTICS           AS A MULTIPLE OF         EQUITY VALUE AS A MULTIPLE OF
                                -------------------------------  -------------------------  ------------------------------------
                                STOCK PRICE  EQUITY  ENTERPRISE  REVENUES  EBITDA    EBIT   NET INCOME  CAL '99 EPS  CAL '00 EPS
COMPANY                           10/13/99   VALUE     VALUE

DENTAL/ORTHODONTIC PRACTICE MANAGEMENT COMPANIES
American Dental Partners, Inc.  $11.44       $89.2   $111.6       1.0x      6.2x     9.3x    15.2x      14.7x         11.7x

Apple Orthodontix, Inc.          $1.38       $19.1    $43.4       0.9x      7.3x      NM       NM         NM            NM

Castle Dental Centers, Inc.      $3.00       $19.3    $68.0       0.7x      4.2x     6.6x     5.1x       5.5x          4.6x

Coast Dental Services, Inc.      $3.06       $20.2     $5.9        NM        NM       NM       NM         NM            NM

Monarch Dental Corporation       $2.25       $27.5   $108.1       0.5x      4.1x     6.9x      NM         NM            NM

Orthodontic Centers of
 America, Inc.                  $16.63      $818.2   $857.2       3.9x      9.4x    11.3x    17.8x      17.3x         13.3x

PHYSICIAN PRACTICE MANAGEMENT COMPANIES

American Phys. Part.             $6.25      $120.7   $260.7       1.5x      5.0x     7.4x     7.0x       7.8x          6.1x
 (Radiologix)

Pediatrix Medical Group, Inc.    $8.25      $127.9   $185.7       0.8x      2.8x     3.6x     4.1x       5.2x          6.0x

PhyCor, Inc.                     $2.47      $187.8   $738.6       0.5x      3.5x     6.5x     5.8x       5.5x          5.4x

ProMedCo Management Company      $2.69       $60.8   $187.7       0.6x      4.4x     6.1x      NM         NM            NM

US Oncology, Inc.                $8.47      $847.0 $1,192.6       1.1x      6.1x     8.8x    15.7x      11.3x          8.8x
---------------------------------------------------------------------------------------------------------------------------
OVERALL MEAN                                                      1.1x      5.3x     7.4x    10.1x       9.6x          8.0x

SELECTED MEAN                                                     1.6x      6.0x     8.7x    12.3x      11.3x          9.1x
---------------------------------------------------------------------------------------------------------------------------
FLOWER (TRADING)                 $7.38     $165.2    $252.2       1.1x      8.2x    11.5x    17.1x      16.4x         12.9x

FLOWER (TRANSACTION)             $9.50     $249.8    $306.8       1.4x     10.0x    14.0x    25.8x      21.1x         16.7x

----------------------------------------------
Note: RUN RATE BASED ON Q2 1999 ANNUALIZED.
      PROJECTED DATA FROM I/B/E/S.

SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), ORTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

SELECTED PUBLIC COMPANY STATISTICS - RUN RATE
(continued)
------------------------------------------------------------------------------

                                                                   GROWTH RATES
                                               ------------------------------------------------------------
                                                 HISTORICAL                                                          MARGINS
                                              (MOST RECENT QTR.)   PROJECTED CALENDAR YEAR EPS               ----------------------
                                               -------------------------------------------------2000 P/E TO                    NET
                                               REVENUES    EPS    1998-1999 1999-2000  I/B/E/S  GROWTH RATE  EBITDA   EBIT    INCOME
COMPANY

DENTAL/ORTHODONTIC PRACTICE MANAGEMENT COMPANIES
American Dental Partners, Inc.                   39.2%    72.7%     44.4%      25.6%     31.8%     36.7%      16.0%   10.7%   5.2%
Apple Orthodontix, Inc.                           6.4%   -87.0%        NM       0.0%     25.0%       NM       11.9%    5.1%   1.1%
Castle Dental Centers, Inc.                      30.4%    22.3%      0.0%      18.2%     25.0%     18.5%      15.6%   10.0%   3.7%
Coast Dental Services, Inc.                      38.3%   -46.2%    (42.0%)     37.5%     28.3%       NM       13.2%    5.4%   4.6%
Monarch Dental Corporation                       99.1%   -30.8%    (14.0%)     54.1%     28.0%       NM       12.7%    7.6%   2.2%
Orthodontic Centers of America, Inc.             33.4%    41.2%     37.1%      30.2%     31.6%     42.1%      41.2%   34.2%  20.8%

PHYSICIAN PRACTICE MANAGEMENT COMPANIES
American Phys. Pert. (Radiologix)                27.4%    29.4%     14.3%      27.5%     19.0%     32.2%      30.6%   20.7%  10.0%
Pediatrix Medical Group, Inc.                    23.0%    11.1%    (14.0%)    -12.3%     20.9%     28.6%      28.8%   23.6%  13.8%
PhyCor, Inc.                                      5.9%   (44.0%)   (40.8%)      2.2%     20.6%     26.1%      13.4%    7.2%   2.1%
PicMedCo Management Company                      46.2%    20.0%     14.5%      15.5%     20.1%       NM       14.2%   10.1%   5.2%
US Orcology, Inc                                 30.1%   (10.0%)    23.0%      28.0%     24.8%     35.6%      18.4%   12.7%   5.1%

OVERALL MEAN                                     34.5%    (1.9%)     2.3%      20.6%     25.0%     31.4%      19.6%   13.4%   6.7%

SELECTED MEAN                                    26.5%    16.7%     10.7%      22.7%     25.6%     34.5%      23.9%   17.1%   8.6%

FLOWER (TRADING)                                 94.9%   195.7%     80.0%      26.7%     26.6%     48.6%      14.0%    9.9%   4.4%

FLOWER (TRANSACTION)                             94.9%   195.7%     80.0%      26.7%     26.6%     62.7%      14.0%    9.9%   4.4%

------------------
NOTE: RUN RATE BASED ON Q2 1999 ANNUALIZED.
      PROJECTED DATA FROM I/B/E/S.

SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), OTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

SELECTED PUBLIC COMPANY STATISTICS - RUN RATE
(CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
DOLLARS IN MILLIONS EXCEPT PER SHARE DATA

                                                        OPERATING DATA          EPS ESTIMATES                      CAPITALIZATION
                                                ------------------------------- -------------                 ---------------------
                                                                                 CALENDAR
                                                                        NET   -------------   TOTAL DEBT/  TOTAL DEBT/   TOTAL DEBT/
COMPANY                                     REVENUES  EBITDA   EBIT   INCOME  1999     2000   BOOK VALUE  CAPITALIZATION    EBITDA
DENTAL/ORTHODONTIC PRACTICE MANAGEMENT COMPANIES
American Dental Partners, Inc.               $112.6    $18.0   $12.0   $5.9   $0.78    $0.98     46.0%       31.5%          132.6%
Apple Orthodontix, Inc.                       $50.3     $6.0    $2.6   $0.6   $0.05    $0.05     78.7%       44.0%          406.5%
Castle Dental Centers, Inc.                  $102.6    $16.0   $10.3   $3.8   $0.55    $0.65    130.9%       56.7%          306.4%
Coast Dental Services, Inc.                   $44.7     $5.9    $2.4   $2.0   $0.40    $0.55      3.9%        3.8%           41.2%
Monarch Dental Corporation                   $205.9    $26.2   $15.6   $4.5   $0.37    $0.57    140.5%       58.4%          337.6%
Orthodontic Centers of America, Inc          $221.6    $91.3   $75.7  $46.1   $0.96    $1.25     17.0%       14.5%           47.1%

PHYSICIAN PRACTICE MANAGEMENT COMPANIES
American Phys. Pert. (Radiologix)            $171.0    $52.3   $35.4  $17.2   $0.80    $1.02    923.4%       90.2%          273.9%
Pediatrix Medical Group, Inc.                $227.1    $65.5   $53.6  $31.2   $1.57    $1.38     26.8%       21.1%           89.2%
PhyCor, Inc.                               $1,574.0   $210.2  $113.7  $32.4   $0.45    $0.46     77.3%       43.6%          297.5%
PicMedCo Management Company                  $304.1    $43.1   $30.6  $15.8   $0.71    $0.82     78.8%       44.1%          318.6%
US Orcology, Inc                           $1,065.6   $196.1  $135.3  $53.9   $0.75    $0.96     52.1%       34.3%          177.9%

OVERALL MEANS                                $370.9    $66.4   $44.3  $19.4   $0.67    $0.79    143.2%       40.2%            2.2x

SELECTED MEAN                                $629.0   $113.6   $74.4  $31.1   $0.75    $0.93    223.2%       42.8%            1.9x

FLOWER (TRADING)                             $220.3    $30.8   $21.9   $9.7   $0.45    $0.57    126.0%       55.8%            2.9x

FLOWER (TRANSACTION)                         $220.3    $30.8   $21.9   $9.7   $0.45    $0.57     58.9%       37.1%            1.9x

-------------------------------
NOTE: RUN RATE BASED ON Q2 1999 ANNUALIZED.
      PROJECTED DATA FROM I/B/E/S.

SELECTED MEAN INCLUDES: AMERICAN DENTAL PARTNERS, AMERICAN PHYSICIAN PARTNERS (RADIOLOGIX), OTHODONTIC CENTERS OF AMERICA, PHYCOR, AND US ONCOLOGY.

                          SECTION 3
                          APPENDIX


                          Sub-section D
                          Selected M&A transactions

SELECTED M&A TRANSACTIONS - LTM


------------------------------------------------------------------------------------------------------------------
dollars in millions
                                                                                     Enterprise purchase price
                                                                                      as a mulitple of LTM:
                                                         Equity      Enterprise     ---------------------------
 Date      Target                                        purchase     purchase
announced     Acquiror                                     price        price       Revenue    EBITDA      EBIT
------------------------------------------------------------------------------------------------------------------

 9/14/99   Alliance Imaging Inc.                           $337.9       $868.5        3.5x       8.3x     14.7x
              KKR
 6/14/99   Physicians' Specialty Corp.                     $100.0       $110.9        1.6x       9.4x     11.7x
              TA Associates
 5/25/99   Unilab Corporation                              $292.1       $420.1        1.9x      12.0x     15.3x
              Kelso & Company
 5/19/99   First Commonwealth Inc.                          $93.4        $75.5        1.2x      10.3x     12.0x
              Guardian Life Insurance Co. of America
  4/2/99   NovaCare Orthotics & Prosthetics                $407.7       $443.0        1.6x       7.5x      9.4x
              Hanger Orthopedic Group, Inc.
 3/25/99   Sheridan Healthcare, Inc.                        $60.9       $117.3        1.0x       6.1x      7.9x
              Vestar Capital Partners/Investor Group
  3/3/99   Concentra Managed Care, Inc.                    $792.5     $1,014.3        1.7x       9.1x     11.5x
              Welsh, Carson, Anderson & Stowe VIII, LP
 1/19/99   CompDent Corporation                            $151.7       $195.9        1.1x       7.3x      9.3x
              TA Associates & GTCR
12/14/98   Physician Reliance Network, Inc.                $636.9       $688.5        1.8x       9.6x     14.5x
              American Oncology Resources, Inc.
11/10/98   Intensiva HealthCare Corporation                $102.1       $111.7        1.1x      13.1x     18.5x
              Select Medical Corporation
10/16/98   Dental Care Alliance, Inc.                       $69.0        $64.5        2.8x      14.1x     17.0x
              Gentle Dental Service Corporation
 3/13/98   MedCath, Inc.                                   $227.8       $328.7        2.6x      10.3x     20.1x
              KKR and Welsh, Carson

                                                  Mean:    $272.7       $369.9        1.8x       9.8x     13.5x

                                                  Low:      $60.9        $64.5        1.0x       6.1x      7.9x
                                                  High:    $792.5     $1,014.3        3.5x      14.1x     20.1x


---------------------------------------------------------------------------------------------------------------------------------
dollars in millions
                                                             Equity purchase price
                                                               as a mulitple of:         Premium to market
                                                        -------------------------------  -----------------
 Date      Target                                         Training    Forward    Book      Day      Month
announced     Acquiror                                   net income  net income  value    prior     prior       Accounting
---------------------------------------------------------------------------------------------------------------------------------

 9/14/99   Alliance Imaging Inc.                             40.1x         NA      NA    129.2%    140.4%     Recapitalization
              KKR
 6/14/99   Physicians' Specialty Corp.                       17.4x      11.2x    2.0x     20.0%     21.7%     Recapitalization
              TA Associates
 5/25/99   Unilab Corporation                                35.9x      15.5x      NA     18.5%     53.4%     Recapitalization
              Kelso & Company
 5/19/99   First Commonwealth Inc.                           21.8x         NA    3.2x     34.2%     72.4%     Purchase
              Guardian Life Insurance Co. of America
  4/2/99   NovaCare Orthotics & Prosthetics                  13.4x         NA    1.3x        NA        NA     Purchase
              Hanger Orthopedic Group, Inc.
 3/25/99   Sheridan Healthcare, Inc.                         10.2x       9.3x    0.9x      8.8%     17.5%     Recapitalization
              Vestar Capital Partners/Investor Group
  3/3/99   Concentra Managed Care, Inc.                      18.7x      17.9x    3.3x     41.9%     41.2%     Recapitalization
              Welsh, Carson, Anderson & Stowe VIII, LP
 1/19/99   CompDent Corporation                              15.0x      14.9x    2.2x     40.4%     44.6%     Purchase
              TA Associates & GTCR
12/14/98   Physician Reliance Network, Inc.                  24.5x      14.9x    2.0x      6.3%     24.1%     Pooling
              American Oncology Resources, Inc.
11/10/98   Intensiva HealthCare Corporation                  29.2x      12.4x    3.8x     54.0%     92.5%     Purchase
              Select Medical Corporation
10/16/98   Dental Care Alliance, Inc.                        25.5x      14.7x    2.6x      4.7%      6.1%     Pooling
              Gentle Dental Service Corporation
 3/13/98   MedCath, Inc.                                     35.5x      30.4x    1.7x     15.2%     34.5%     Recapitalization
              KKR and Welsh, Carson

                                                Mean:        23.9x      15.7x    2.3x     33.9%     49.9%

                                                Low:         10.2x       9.3x    0.9x      4.7%      6.1%
                                                High:        40.1x      30.4x    3.8x    129.2%    140.4%


----------------------------------------
Note: ALL TRAILING FIGURES ARE LTM FOR THE QUARTER PRIOR TO TRANSACTION
      ANNOUNCEMENT.

SELECTED M&A TRANSACTIONS - RUN RATE


------------------------------------------------------------------------------------------------------------------
dollars in millions
                                                                                     Enterprise purchase price
                                                                                       as a mulitple of LTM:
                                                          Equity     Enterprise     ---------------------------
 Date      Target                                        purchase     purchase
announced     Acquiror                                     price        price       Revenue    EBITDA      EBIT
------------------------------------------------------------------------------------------------------------------

 9/14/99   Alliance Imaging Inc.                           $337.9       $868.5        2.7x       5.6x     10.5x
              KKR
 6/14/99   Physicians' Specialty Corp.                     $100.0       $110.9        1.3x       8.0x     10.0x
              TA Associates
 5/25/99   Unilab Corporation                              $292.1       $420.5        1.7x       9.1x     10.9x
              Kelso & Company
 5/19/99   First Commonwealth Inc.                          $93.4        $75.5        1.1x       9.3x     10.7x
              Guardian Life Insurance Co. of America
  4/2/99   NovaCare Orthotics & Prosthetics                $407.7       $443.0        1.6x       7.8x      9.6x
              Hanger Orthopedic Group, Inc.
 3/25/99   Sheridan Healthcare, Inc.                         $60.9       $117.3        2.0x       5.7x      7.6x
              Vestar Capital Partners/Investor Group
  3/3/99   Concentra Managed Care, Inc.                    $792.5     $1,000.4        1.7x       7.6x      9.5x
              Welsh, Carson, Anderson & Stowe VIII, LP
 1/19/99   CompDent Corporation                            $151.7       $195.9        1.1x       7.5x      9.4x
              TA Associates & GTCR
12/14/98   Physician Reliance Network, Inc.                $653.9       $705.5        1.7x       9.0x     13.6x
              American Oncology Resources, Inc.
11/10/98   Intensiva HealthCare Corporation                $102.1       $111.7        1.0x       9.9x     13.4x
              Select Medical Corporation
10/16/98   Dental Care Alliance, Inc.                       $69.0        $64.5        2.0x       9.2x     11.1x
              Gentle Dental Service Corporation
 3/13/98   MedCath, Inc.                                   $227.8       $328.7        2.0x       9.0x     20.4x
              KKR and Welsh, Carson

                                                  Mean:    $274.1       $370.2        1.7x       8.1x     11.4x

                                                  Low:      $60.9        $64.5        1.0x       5.6x      7.6x
                                                  High:    $792.5     $1,000.4        2.7x       9.9x     20.4x


---------------------------------------------------------------------------------------------------------------------------------
dollars in millions
                                                             Equity purchase price
                                                               as a mulitple of:         Premium to market
                                                        -------------------------------  -----------------
 Date      Target                                         Training    Forward    Book      Day      Month
announced     Acquiror                                   net income  net income  value    prior     prior        Accounting
---------------------------------------------------------------------------------------------------------------------------------

 9/14/99   Alliance Imaging Inc.                             18.5x         NA      NA    129.2%    140.4%     Recapitalization
              KKR
 6/14/99   Physicians' Specialty Corp.                       14.8x      11.2x    2.0x     20.0%     21.7%     Recapitalization
              TA Associates
 5/25/99   Unilab Corporation                                19.9x      15.5x      NM     18.5%     53.4%     Recapitalization
              Kelso & Company
 5/19/99   First Commonwealth Inc.                           19.3x         NA    3.2x     34.2%     72.4%     Purchase
              Guardian Life Insurance Co. of America
  4/2/99   NovaCare Orthotics & Prosthetics                  15.8x         NA    1.3x        NA        NA     Purchase
              Hanger Orthopedic Group, Inc.
 3/25/99   Sheridan Healthcare, Inc.                         15.7x       9.3x    0.9x      8.8%     17.5%     Recapitalization
              Vestar Capital Partners/Investor Group
  3/3/99   Concentra Managed Care, Inc.                      27.0x      17.9x    3.3x     41.9%     41.2%     Recapitalization
              Welsh, Carson, Anderson & Stowe VIII, LP
 1/19/99   CompDent Corporation                              15.2x      14.9x    2.2x     40.4%     44.6%     Purchase
              TA Associates & GTCR
12/14/98   Physician Reliance Network, Inc.                  21.5x      14.9x    2.0x      6.3%     24.1%     Pooling
              American Oncology Resources, Inc.
11/10/98   Intensiva HealthCare Corporation                  20.9x      12.4x    3.8x     54.0%     92.5%     Purchase
              Select Medical Corporation
10/16/98   Dental Care Alliance, Inc.                        18.3x      14.7x    2.6x      4.7%      6.1%     Pooling
              Gentle Dental Service Corporation
 3/13/98   MedCath, Inc.                                     47.0x      30.4x    1.7x     15.2%     34.5%     Recapitalization
              KKR and Welsh, Carson

                                                Mean:        21.2x      15.7x    2.3x     33.9%     49.9%

                                                Low:         14.8x       9.3x    0.9x      4.7%      6.1%
                                                High:        47.0x      30.4x    3.8x    129.2%    140.4%


----------------------------------------
Note: ALL TRAILING FIGURES ARE LTM FOR THE QUARTER PRIOR TO TRANSACTION
      ANNOUNCEMENT.
                                                                            62

SECTION 3
APPENDIX

Sub-section E
FLOWER ownership profile

FLOWER OWNERSHIP PROFILE

                                                                       PERCENT OF
INSTITUTIONAL HOLDINGS (a)                           SHARES HELD      OUTSTANDING
----------------------------------------------     ---------------   -------------
ICM Asset Management, Inc.                             683,158              3.24%
Capital Guardian Trust Company                         674,540              3.20%
Van Wagoner Capital Management                         458,176              2.17%
Riggs Bank of North America                            322,581              1.53%
Gardner Lewis Asset Management, Inc.                   301,999              1.43%
St. Paul Companies, Inc.                               262,353              1.24%
Matador Capital Management Corporation                 250,500              1.19%
Northern Trust Company of Connecticut                  188,450              0.89%
Bricoleur Capital Management, LLC.                      77,321              0.37%
Ehrmen William                                          68,325              0.32%
Vanguard Group                                          45,974              0.22%
Mellon Private Asset Management                         40,459              0.19%
Columbia Partners LLC Investment Management             33,342              0.16%
Fiduciary Trust Company International                   25,900              0.12%
Bank One Corporation                                    25,080              0.12%
Davidson DA & Co.                                       18,207              0.09%
Barclays Bank pc                                         7,617              0.04%
Legg Mason Wood Walker, Inc.                             5,675              0.03%
Old Kent Bank Michigan                                   1,050              0.00%
Others                                                     804              0.00%
----------------------------------------------     ---------------   -------------
Total                                                3,491,481             16.55%


                                                                                                    ADDITIONAL       % OF SHARES
                                                                                    PERCENT OF        SHARES         BENEFICIALLY
INSIDER HOLDINGS (b)                                                 SHARES HELD   OUTSTANDING     EXERCISABLE (c)       OWNED
--------------------------------------------------------------       ------------  -------------  -----------------  -------------
Dr. Steven Matzkin (co-Chairman and Chief Officer)                     2,494,671         11.83%           13,360           8.80%
SRM Trust                                                              2,478,527         11.75%                -           8.69%
Sprout Capital VII L.P. (Robert Finzi, General Partner)                1,649,562          7.82%        1,520,096          11.12%
Curtis Lee Smith Jr (Director)                                           754,795          3.58%            8,350           2.68%
Grant M. Sadler (co-Founder and Senior VP, Development)                  395,541          1.88%                -           1.39%
Michael F. Fiore (co-Chairman and Chief Executive Officer)               356,772          1.69%                -           1.25%
Mitchell B. Olan (VP of Operations, East)                                255,368          1.21%           13,360           0.94%
Robert F. Raucci  (Director)                                              34,155          0.16%            8,350           0.15%
H. Wayne Posey (Director)                                                 26,235          0.12%            5,564           0.11%
Chase Manhattan Bank                                                           -                       2,714,431           9.52%
L. Theodore Van Ereden (Chief Development Officer, EVP and Secretary)          -                          43,275           0.15%
David P. Nichols (VP of Finance, East)                                         -                          96,152           0.34%
Norman R. Huffaker (Chief Financial Officer and Treasurer)                     -                          11,127           0.04%
Paul H. Keckley (Director)                                                     -                           1,800           0.01%
-------------------------------------------------------------       ------------  -------------  -----------------  -------------
Total                                                                  8,445,626         40.04%        4,435,865          45.17%

Shares outstanding
---------------------------------------------
Institutional holdings                                                 3,491,481         16.59%        3,491,481          12.24%
Insider holdings                                                       8,445,626         40.04%       12,881,491          45.17%
Retail and other holdings                                              9,153,354         43.40%       12,143,079          42.58%
---------------------------------------------                        ------------    -------------   -------------    -----------
Total shares outstanding                                              21,090,461 (d)    100.00%       28,516,051 (e)     100.00%

-----------------------------------------
(a) SOURCE: CDA SPECTRUM AS OF JUNE 30, 1999.
(b) SOURCE: COMPANY PROSPECTUS DATED FEBRUARY 10, 1999.
(c) SOURCE: COMPANY PROSPECTUS DATED FEBRUARY 10, 1999. REPRESENTS SHARES ISSUABLE UPON CONVERSION OR EXERCISE OF OPTIONS, WARRANTS, PREFERRED STOCK AND/OR CONVERTIBLE NOTES ON BEFORE 3/1/99
(d) SOURCE: COMPANY MANAGEMENT.
(e) SOURCE: COMPANY MANAGEMENT. REPRESENTS ALL POTENTIALLY DILUTIVE SECURITIES.

SECTION 3
APPENDIX

Sub-section F
FLOWER summary valuation

                  FLOWER SUMMARY VALUATION

                                     [GRAPH]

                                            66